Summary of Significant Accounting Policies and Related Matters (Policies)	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Accounting
The accompanying consolidated financial statements of Rice Energy Inc. (the “Company,” “we,” “our,” and “us”) have been prepared by the Company’s management in accordance with generally accepted accounting principles in the United States (“GAAP”) for financial information and applicable rules and regulations promulgated under the Exchange Act.

Organization, Operations, Principles of Consolidation, and Noncontrolling Interest
The consolidated financial statements of the Company include the accounts of its wholly-owned subsidiaries. Rice Midstream Holdings LLC, a subsidiary of the Company (“Midstream Holdings”) owns a 41% interest in Rice Midstream Partners LP, a subsidiary of the Company, (“the Partnership”). The financial results of the Partnership are consolidated and the remaining 59% interest in the Partnership is reflected as noncontrolling interest in the consolidated financial statements. All intercompany transactions have been eliminated in consolidation.
Noncontrolling Interest
Noncontrolling interests represent third-party equity ownership of the Partnership and are presented as a component of equity in the consolidated balance sheets. In the consolidated statements of operations, noncontrolling interest reflects the allocation of earnings to the third-party investors. The Company owns a 41% equity interest in the Partnership and controls the Partnership through its ownership of the general partner. See Note 7 for further discussion of noncontrolling interests related to the Partnership.

Corporate Reorganization and Initial Public Offering
A corporate reorganization occurred concurrently with the completion of the IPO on January 29, 2014. As a part of this corporate reorganization, the Company acquired all of the outstanding membership interests in Rice Energy Appalachia LLC (“Rice Appalachia”) and Rice Drilling B LLC (“Rice Drilling B”) (other than those already held by Rice Appalachia) in exchange for shares of our common stock. The Exploration and Production segment continues to be conducted through Rice Drilling B, now a wholly-owned subsidiary. This reorganization constituted a common control transaction and the accompanying consolidated financial statements are presented as though this reorganization had occurred for the earliest period presented.

Nature of Business and Segment Reporting
Nature of Business
The Company is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas, oil and NGL properties in the Appalachian Basin. The Company operates in three business segments, which are managed separately due to their distinct operational differences. The Company’s three reporting segments are as follows:
Exploration and Production. This segment is engaged in the acquisition, exploration and development of natural gas, oil and NGLs in the Appalachian Basin. The Exploration and Production segment operates in what the Company believes to be the core of the Marcellus and Utica Shales.
Rice Midstream Holdings. This segment is engaged in the gathering and compression of natural gas, oil and NGL production of Rice Energy and third parties in Belmont and Monroe counties, Ohio.
Rice Midstream Partners. This segment is engaged in the gathering and compression of natural gas, oil and NGL production of Rice Energy and third parties in Washington and Greene counties, Pennsylvania, and in the provision of water services of Rice Energy and third parties in Washington and Greene counties, Pennsylvania and Belmont County, Ohio to support well completion activities.
Segment Reporting
Business segments are components of the Company for which separate financial information is produced internally and are subject to evaluation by the Company’s chief operating decision maker in deciding how to allocate resources. The Company reports its operations in three segments: (i) the Exploration and Production segment (ii) the RMH segment and (iii) the RMP segment. Operating segments are evaluated for their contribution to the Company’s combined results based on operating income. All of the Company’s operating revenues, income from operations and assets are located in the United States. See Note 9 for additional information regarding segment reporting.

Use of Estimates
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and changes in these estimates are recorded when known.

Revenue Recognition
Revenue Recognition
Sales of natural gas, NGLs and oil are recognized when the products have been delivered to a custody transfer point, persuasive evidence of a sales arrangement exists, the rights and responsibility of ownership pass to the purchaser upon delivery, collection of revenue from the sale is reasonably assured, and the sales price is fixed or determinable. Natural gas is sold by the Company under contracts with the Company’s natural gas marketers. Pricing provisions are generally tied to the Platts Gas Daily market prices. Some transportation costs incurred by the Company are marketed for resale and are not incurred to transport gas produced by the Company’s Exploration and Production segment. These transportation costs are reflected as a deduction from the related firm transportation sales revenue at the time the transportation is provided to the customer. Revenue from the gathering and compression of natural gas and water services is recognized in the month in which the service is provided.

Cash	Cash The Company maintains cash at financial institutions which may at times exceed federally insured amounts. The Company has no other accounts that are considered cash equivalents.
Accounts Receivable
Accounts Receivable
Accounts receivable are primarily from the Company’s joint interest partners and natural gas marketers. The Company extends credit to parties in the normal course of business based upon management’s assessment of their creditworthiness. An allowance is provided for those accounts for which collection is estimated as doubtful; uncollectible accounts are written off and charged against the allowance. In estimating the allowance, management considers, among other things, how recently and how frequently payments have been received and the financial position of the party.

Property, Plant and Equipment
Property, Plant and Equipment
The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties are capitalized as unproved properties, whereas costs to drill and equip exploratory wells that result in proved reserves, are capitalized as proved properties. Costs to drill exploratory wells that do not identify proved reserves as well as geological and geophysical costs and costs of carrying and retaining unproved properties are expensed.
Long-lived assets to be held and used or disposed of other than by sale are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. When required, impairment losses on assets to be held and used or disposed other than by sale are recognized based on the fair value of the asset. Long-lived assets to be disposed of by sale are reported at the lower of their carrying amount or fair value less selling costs.
Capitalized costs of producing oil and gas properties and support equipment directly related to such properties, after considering estimated residual salvage values, are depreciated and depleted by the units of production method. Midstream property and equipment is recorded at cost and is being depreciated over estimated useful lives on a straight-line basis. Gathering pipelines and compressor stations are depreciated over a useful life of 60 years. Water pipelines, pumping stations and impoundment facilities are depreciated over a useful life of 10 to 15 years.
Capitalized costs of unproved properties are evaluated at least annually for recoverability on a prospective basis. This evaluation includes consideration of current economic conditions, changes in development plans or business strategy, expected lease expirations and historical experience. If it is determined that it is unlikely for an unproved property to yield proved reserves prior to lease expiration, an impairment of the respective unproved property is recognized in the period in which that determination is made. For the year ended December 31, 2015, the Company recognized $7.3 million of impairment expense in the consolidated statement of operations, primarily the result of changes in the Company’s development plans and lease expirations. Upon the sale of an entire interest in an unproved property for cash, a gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained unless the proceeds received are in excess of the cost basis which would result in gain on sale. For the years ended December 31, 2015 and 2013, the Company recorded (gain) loss on sale of unproved properties of $(1.0) million and $4.2 million, respectively. Unproved oil and gas properties had a net book value of $1,050.0 million and $1,015.4 million at December 31, 2015 and 2014, respectively.
The carrying values of the Company’s proved properties are reviewed periodically when events or circumstances indicate that the remaining carrying amount may not be recoverable. Generally, this evaluation is performed on a formation-level basis by comparing estimated undiscounted future cash flows to the carrying value, and including risk-adjusted probable and possible reserves if deemed reasonable. Key assumptions utilized in determining the estimated undiscounted future cash flows are generally consistent with assumptions used in the Company’s budgeting and forecasting processes. If the carrying value of proved properties exceeds the estimated undiscounted future cash flows, they are written down to fair value. Fair value of proved properties is estimated by discounting the estimated future cash flows using discount rates and consideration of expected assumptions that would be used by a market participant.
Due to the significant decline in commodity prices in 2015 and 2014, there were indications that the carrying values of certain proved properties may not be fully recoverable when compared to their fair value. The fair value was determined using an income approach based on estimated future production, future commodity prices adjusted for firm transportation and basis differentials, future operating and capital costs, and an assumed discount rate of 13.5%. As the assumptions used to calculate the estimated fair value were significant unobservable inputs, the valuation of the proved properties was considered to be a Level 3 fair value measurement. The Company determined that the carrying value of Upper Devonian proved properties was not fully recoverable and as a result, for the year ended December 31, 2015, the Company recognized $10.9 million of impairment expense in the consolidated statement of operations to write-down such proved properties to fair value of $7.3 million. For the years ended December 31, 2014 and 2013, the Company did not recognize impairment charges for proved or unproved properties.

Interest
Interest
The Company capitalizes interest on expenditures for significant exploration and development projects while activities are in progress to bring the assets to their intended use. Upon completion of construction of the asset, the associated capitalized interest costs are included within our asset base and depleted accordingly.

Goodwill
Goodwill
Goodwill is the cost of an acquisition less the fair value of the net identifiable assets of the acquired business. The Company evaluates goodwill for impairment at least annually during the fourth quarter, or whenever events or changes in circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The Company may first consider qualitative factors to assess whether there are indicators that it is more likely than not that the fair value of a reporting unit may not exceed its carrying amount. To the extent that such indicators exist, the Company would complete the two-step goodwill impairment test. The Company may also perform the two-step goodwill impairment test at its discretion without performing the qualitative assessment. The first step compares the fair value of a reporting unit to its carrying value. If the carrying amount of a reporting unit exceeds its fair value, the second step is required which compares the implied fair value of the goodwill of a reporting unit to its carrying value. If the carrying value of the goodwill of a reporting unit exceeds its implied fair value, the difference is recognized as an impairment charge. See Note 3 for additional information which includes the results of the Company’s annual goodwill impairment test as of December 31, 2015. As discussed in Note 9, and effective with the Company’s change in operating segments, the Company’s reporting units for purposes of our annual goodwill impairment evaluation will be (i) Exploration and Production; (ii) Ohio Gathering and Compression; (iii) Pennsylvania Gathering and Compression; and (iv) Water Services for future periods.

Intangible Assets
Intangible Assets
Intangible assets are recorded under the acquisition method of accounting at their estimated fair values at the acquisition date. The customer contracts acquired had an initial contract terms of 10 years with five and one year renewal options. Fair value is calculated as the present value of estimated future cash flows using a risk-adjusted discount rate. The Company’s intangible assets are comprised of customer contracts acquired in our April 2014 acquisition of certain gas gathering assets in eastern Washington and Greene Counties, Pennsylvania (the “Momentum Acquisition”). The Company calculates amortization of intangible assets using the straight-line method over the estimated useful life of the intangible assets, or 30 years.

Deferred Financing Costs	Deferred Financing Costs Deferred financing costs are amortized on a straight-line basis, which approximates the interest method, over the term of the related agreement.
Asset Retirement Obligations
Asset Retirement Obligations
The Company records the fair value of a legal liability for an asset retirement obligation in the period in which it is incurred. For oil and gas properties, this is the period in which an oil or gas well is acquired or drilled. The Company’s retirement obligations relate to the abandonment of oil and gas producing facilities and include costs to reclaim drilling sites and dismantle and relocate or dispose of gathering systems, wells and related structures. Estimates are based on historical experience in plugging and abandoning wells and estimated remaining lives of those wells based on reserve estimates.
When a new liability is recorded, the Company capitalizes the costs of the liability by increasing the carrying amount of the related long-lived asset. The liability is accreted to its present value each period and the capitalized cost is depreciated over the units of production basis.

Income Taxes
Income Taxes
The Company is a corporation under the Internal Revenue Code subject to federal income tax at a statutory rate of 35% of pretax earnings. The Company did not report any income tax benefit or expense for periods prior to the consummation of its IPO in January 2014 because Rice Drilling B, the Company’s accounting predecessor, is a limited liability company that was not and currently is not subject to federal income tax. The reorganization of the Company’s business in connection with the closing of its IPO, such that it is now held by a corporation subject to federal income tax, required the recognition of a deferred tax asset or liability for the initial temporary differences at the time of the IPO. The resulting deferred tax liability of approximately $162.3 million was recorded in equity at the date of the completion of the IPO as it represents a transaction among shareholders. Additionally, the Company has presented pro forma earnings per share (“EPS”) for the year ended December 31, 2014 assuming a statutory rate as disclosed in the accompanying consolidated statements of operations was applied for the full year ended December 31, 2014.
The Company follows ASC 740-10-25, which requires the use of a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return and disclosures regarding uncertainties in income tax positions. Only tax positions that meet the more likely than not recognition threshold are recognized. Based on management’s analysis, the Company did not have any uncertain tax positions as of December 31, 2015.
Income taxes are accounted for under the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to be recovered or settled pursuant to the provisions of ASC 740-Income Taxes. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.
The Company will record a valuation allowance if it is deemed more likely than not that all or a portion of its deferred income tax assets will not be realized. In addition, income tax rules and regulations are subject to interpretation and the application of those rules and regulations requires judgment by us and may be challenged by the taxation authorities.
The effective tax rate for the year ended December 31, 2015 differs from the statutory rate due principally to non-deductible incentive unit expense, impairment losses and noncontrolling interest and, for the year ended December 31, 2014, pre-tax income prior to our IPO.

Reclassifications
Reclassifications
Certain reclassifications have been made to prior periods’ financial information related to the presentation of gathering, compression and water service revenues and midstream operation and maintenance expenses to conform to the 2015 presentation.

New Accounting Pronouncements
New Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), No. 2014-09, “Revenue from Contracts with Customers (Topic 606),” or ASU 2014-09. The FASB created Topic 606 which supersedes the revenue recognition requirements in Topic 605, “Revenue Recognition,” and most industry-specific guidance throughout the Industry Topics of the Codification. The FASB and International Accounting Standards Board initiated this joint project to clarify the principles for recognizing revenue and to develop a common revenue standard for both U.S. GAAP and International Financial Reporting Standards. ASU 2014-09 will enhance comparability of revenue recognition practices across entities, industries and capital markets compared to existing guidance. ASU 2014-09 explains that the core principle of the standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services and defines a five step process to achieve this core principle. The five step process is to (i) identify the contract with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when or as the entity satisfies a performance obligation. More judgement and estimates may be required within the new revenue recognition process than are required under existing U.S. GAAP. In August 2015, the FASB issued ASU 2015-14, “Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date.” The amendments in this update deferred the effective date for implementation of ASU 2014-09 by one year. ASU 2014-09 will now be effective for annual reporting periods beginning after December 15, 2017 and should be applied retrospectively using either a full retrospective approach reflecting the application of the standard in each prior reporting period or a retrospective approach with the cumulative effect of initially adopting the standard recognized at the date of adoption. Early application is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that period. The Company has not yet selected a transition method and is currently evaluating the standard and the impact on its consolidated financial statements and footnote disclosures.
In February 2015, the FASB issued ASU, 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis.” ASU 2015-02 affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. ASU 2015-02 is effective for periods beginning after December 15, 2015 with early adoption permitted. The Company will adopt ASU 2015-02 in the first quarter of 2016. The Company does not anticipate adoption of the standard to impact prior conclusions as to whether or not its subsidiaries are consolidated in the consolidated financial statements
In April 2015, the FASB issued ASU, 2015-03, “Interest—Imputation of Interest (Subtopic 835-30): Simplification of Debt Issuance Costs.” ASU 2015-03 was issued to simplify the presentation of debt issuance costs by requiring debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of the related debt liability, consistent with debt discounts. ASU 2015-03 is effective for periods beginning after December 15, 2015 with early adoption permitted. In August 2015, the FASB issued ASU 2015-15, “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements.” ASU 2015-15 clarifies the guidance in ASU 2015-03 regarding presentation and subsequent measurement of debt issuance costs related to line-of-credit arrangements. The SEC staff announced they would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. The Company will adopt ASU 2015-03 in the first quarter of 2016. The adoption of ASU 2015-03 will be applied retrospectively and will result in debt issuance costs being presented as a direct deduction from the carrying amount of the related debt liability in the consolidated balance sheets. The Company will also adopt ASU 2015-15 and present debt issuance costs associated with the Company’s revolving credit facilities as assets named deferred financing costs, net in the consolidated balance sheets.
In September 2015, the FASB issued ASU, 2015-16, “Business Combinations (Topic 805): Simplifying the Accounting for Measurement-Period Adjustments.” ASU 2015-16 requires that an acquirer recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined. ASU 2015-16 is effective for periods beginning after December 15, 2015 with prospective application and early adoption permitted. The Company will adopt ASU 2015-16 in the first quarter of 2016 and will apply the provisions of the standard on an as-needed basis to the extent that a business combination occurs.
In November 2015, the FASB issued ASU, 2015-17, “Income Taxes (Topic 740): Balance Sheet Classifications of Deferred Taxes,” to simplify the presentation of deferred income taxes and aligns the presentation of deferred income tax assets and liabilities with International Financial Reporting Standards (IFRS). Under the new standard, both deferred tax liabilities and assets are required to be classified as noncurrent in a classified balance sheet. ASU 2015-17 is effective for fiscal years, and the interim periods within those years, beginning after December 15, 2016. This update may be applied prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Company has prospectively adopted ASU 2015-017 in the fourth quarter of 2015.